Reaching customers.

Reaching communities.

Reaping rewards.

HopFed Bancorp, Inc.

2013 Annual Report

Welcome Shareholders 2014 Annual Meeting

SENIOR MANAGEMENT 2 • John E. Peck, President & CEO • Mike Woolfolk, Executive VP & COO • Billy Duvall, Sr.VP & Chief Financial Officer • P. Michael Foley III, Sr.VP & Chief Credit Officer

Gilbert E. Lee
Chairman of the Board
Co-owner-C&L Rentals, L.L.C.
John E. Peck
President and Chief Executive Officer
H. Joseph Dempsey, M.D.
Anesthesiologist
Clay Smith
Ted Kinsey
Owner – Parkway Chrysler
Robert Bolton
President – Iron Bay Capitol
Steve Hunt
Vice President – Agri-Power and
Agri-Chem
Richard H. Perkins
Retired – Bank Examiner
Michael L. Woolfolk
Chief Operating Officer, Executive Vice
President and Secretary
HopFed Bancorp, Inc.
Board of Directors
3
President – Pennyrile Ford, Lincoln,
Mercury And Purchase Ford, Lincoln,
Mercury

CALVERT CITY OFFICE
BENTON OFFICE
MURRAY OFFICES
FULTON OFFICES
CADIZ OFFICE
HOPKINSVILLE OFFICES
ELKTON OFFICE
CLARKSVILLE OFFICES
PLEASANT VIEW OFFICE
ASHLAND CITY OFFICE
ERIN OFFICE
KINGSTON SPRINGS OFFICE
BALLARD
MCCRACKEN
CARLISLE
HICKMAN
GRAVES
FULTON
MARSHALL
CALLOWAY
LYON
TRIGG
CHRISTIAN
TODD
LOGAN
MUHLENBERG
ROBERTSON
STEWART
MONTGOMERY
HENRY
WEAKLEY
HOUSTON
DICKSON
CHEATHAM
BENTON
Paducah
Mayfield
Union City
Paris
Fort Campbell
Springfield
KENTUCKY
TENNESSEE
● Heritage Bank Offices
★ Heritage Bank Wealth Management Offices

HopFed Bancorp, Inc.

4

Recent Accomplishments
of Heritage Bank
5
•Leading the market share in all communities
Heritage Bank serves
•Approximately  $11 million increase in checking
deposits this year over last year
•
Substantial reduction in Costs of Deposits
•Continued Improvement in Asset Quality
•Application for State Banking Charter approved
and successful conversion to State Banking
Charter

Recent Accomplishments
Of Heritage Bank
6
•Continued transition of loan portofilo to more
attractive mix
•Kentucky Chamber of Commerce “BEST
PLACES TO WORK” winner fourth year in a row
2011, 2012, 2013 and 2014
•Relocate Facilities in Marshall County, KY
*HFBC*
•Doubled Dividend
•Implemented stock buy-back program

Billy Duvall Chief Financial Officer 7

8 The Following Slides are for Heritage Bank These next slides reflect performance of Heritage Bank a State Chartered Bank and are not consolidated numbers.

120
100
80
60
40
20
0
4
7
19
27
32
37
51
52
57
68
69
80
94
105
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

HopFed Bancorp, Inc.

Non-Interest Deposits (Millions) 9 This information is for Heritage Bank

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.76%
3.23%
2.72%
2.08%
1.71%
1.33%
0.94%
0.78%
2007
2008
2009
2010
2011
2012
2013
14-Mar

HOPFEDBANCORP, INC.

Cost of Deposits 10 This information is for Heritage Bank

$3.77
$4.98
$4.68
Millions
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Dec.- 11
Dec. - 12
Dec. - 13

HOPFEDBANCORP, INC.

Net Income 2011 – 2013 (Millions) 11 This information is for Heritage Bank

Mike Foley Chief Credit Officer 12

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$2,310
$2,491
$1,385
$1,098
12/1/2011
12/1/2012
12/1/2013

HOPFEDBANCORP, INC.

30 to 89 Day Past Due 13 •March 31, 2014 This information is for Heritage Bank

$100,000
$80,000
$60,000
$40,000
$20,000
$0
$49,260
$82,117
$90,368
$75,785
$66,604
$40,444
$42,644
$39,045
December-11
March-12
June-12
September-12
December-12
June-13
December-13
Mar-14

HopFed Bancorp, Inc.

Classified Loans 14 This information is for Heritage Bank

Loan Mix
15
Type 2012 2013 Percent
One-to-Four
Family
$162,355 $155,252 -4.36%
Land $45,906 $34,681 -24.45%
Non-
Residential
RE
$122,637 $157,692 28.58%
Commercial $50,549 $64,041 26.69%
Total Loans $535,487 $552,406 3.16%
This information is for Heritage Bank

John E. Peck President / CEO 16

12
11
10
9
8
7
6
5
$6.70
$6.95
$8.76
$10.96
$11.39
$11.39
Jan-12
May-12
Sep-12
Jan-13
May-13
Sep-13
Jan-14
May-14

HopFed Bancorp, Inc.

Stock Price 17

12
11
10
9
8
7
6
5
$6.70
$6.95
$8.76
$10.96
$11.39
$11.39
Jan-12
May-12
Sep-12
Jan-13
May-13
Sep-13
Jan-14
May-14

HopFed Bancorp, Inc.

Stock Price 18 12 months 30% increase.

Tier 1
Total Risk Based
13.70%
13.80%
19.20%
20.30%
19.10%
17.80%
8.40%
8.40%
11.10%
11.70%
10.60%
10.80%
10%
6%
Well Capitalized Total Risk Based Capital
Well Capitalized Tier 1
2008
2009
2010
2011
2012
2013

HOPFEDBANCORP, INC.

Capital Position 19 This information is for Heritage Bank

building relationships,
strengthening neighborhoods.
HERITAGEBANK
YESTERDAY. TODAY. TOMORROW.
WWW.BANKWITHHERITAGE.COM

HOPFEDBANCORP, INC.

THANK YOU 20

Welcome Shareholders 2014 Annual Meeting